Eagle Investment Grade Bond Fund

Summary Prospectus | 3.1.2010

Class A EGBAX	Class C EGBCX	Class I EGBLX	Class R-3 EGBRX	Class R-5 EGBTX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an e-mail to EagleFundServices@eagleasset.com. The Fund’s Prospectus and SAI, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund” or the “fund”) seeks current income and preservation of capital.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Investment Grade Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (as of % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (b) (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses (b)	1.14%	1.14%	1.09%	1.14%	1.09%
Total Annual Fund Operating Expenses (c)	1.69%	2.44%	1.39%	1.94%	1.39%
Fee Reduction	(0.84)%	(0.79)%	(0.79)%	(0.79)%	(0.79)%
Net Expenses	0.85%	1.65%	0.60%	1.15%	0.60%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) The fund’s expenses are based on estimated expenses expected to be incurred for the fiscal year ending October 31, 2010. (c) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: Class A annual operating expenses exceed 0.85% of that class’ average daily net assets, Class C annual operating expenses exceed 1.65% of that class’ average daily net assets, Class I annual operating expenses exceed 0.60% of that class’ average daily net assets, Class R-3 annual operating expenses exceed 1.15% of that class’ average daily net assets, and Class R-5 annual operating expenses exceed 0.60% of that class’ average daily net assets, through February 28, 2011. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The fund’s Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$459	$809	$1,164	$1,990
Class C	$168	$685	$1,119	$2,410
Class I	$61	$362	$520	$1,155
Class R-3	$117	$533	$813	$1,779
Class R-5	$61	$362	$482	$1,073

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual fund operating expenses or in the Expense example, affect the fund’s performance.

Principal investment strategies | During normal market conditions, the fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign investment grade fixed income instruments of varying maturities. Investment grade is defined as securities rated [BBB-] or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality

Eagle Investment Grade Bond Fund

Summary Prospectus | 3.1.2010

by the fund’s Portfolio Manager. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The fund’s strategy is to actively allocate assets among market sectors. The fund expects to invest in a variety of fixed income securities including, but not limited to:

—	corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
—	bank certificates of deposit;
—	debt securities issued by states or local governments and their agencies;
—	obligations of non-U.S. Governments and their subdivisions, agencies and government sponsored enterprises;
—	obligations of international agencies or supranational entities (such as the European Union);
—	obligations issued or guaranteed by the U.S. Government and its agencies;
—	mortgage-backed securities and asset-backed securities;
—	commercial real estate securities; and
—	floating rate instruments.
In addition, the fund may invest a portion of its assets in lower-rated corporate bonds and other fixed income securities that focus on delivering high income.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks and these risks are further explained in the statutory prospectus under “Additional Information on Investment Strategies” and “Additional Information on Risks.”
—	Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates;
—	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
—	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;
—
Government Sponsored Enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs have variations in the level of support they receive from the U.S. Government and may not be backed by the full faith and credit of the U.S. Government;

—	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;
—	Inflation risk is the risk that high rates of inflation or changes in the market’s inflation expectations may adversely affect the market value of inflation-sensitive securities;
—
Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

—	Issuer and market risk is the risk that market conditions or other events that impact specific fixed-income issuers will have an adverse effect on the fund’s yield;
—
Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous price or time; and

—	Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal.

Performance | No performance information is presented for the fund because the fund has not yet commenced operations. In the future, performance information will be presented in this section. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Manager | Eagle Asset Management, Inc. (“Eagle”) serves as investment adviser for the fund.

Portfolio Managers | James C. Camp, CFA®, a Managing Director of Eagle, and Joseph Jackson, CFA®, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio.

Purchase and sale of fund shares | You may purchase or redeem shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for a regular account, $500 in a retirement account and $50 through a periodic investment plan. The minimum amount for subsequent purchases through a periodic investment plan is $50. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. The minimum initial purchase for Class R-3 and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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